SECURITIES AND EXCHANGE COMMISSION

Washington, D. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 10, 2006

QRS Music Technologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-31955	36-3683315
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation	File Number)	Identification Number)

2011 Seward Avenue, Naples, Florida 34109
(Address of Principal Executive Offices)

(Registrant’s Telephone Number, Including Area Code)		(239) 597-5888

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

QRS Music Technologies, Inc.

Form 8-K

Item 1.01 Entry into a Material Definitive Agreement

On February 10, 2006, the Company entered into a letter of intent with National Education Music Co. (“NEMC”) and its shareholders. The letter of intent relates to possible acquisition of NEMC by the Company. The letter of intent contains enforceable terms which grant the Company exclusive rights to negotiate such a purchase for a period of 120 days.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2006	QRS MUSIC TECHNOLOGIES, INC.

/s/ Tom Dolan
Title: Co-Chief Executive Officer

/s/ Ann Jones
Title: Chief Financial Officer